EXHIBIT B
                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(i) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) three million (3,000,000) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) until one (1) year after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005
                                    Signature

                                    REBEL HOLDINGS, LLC

                                    By:  /s/ Jay Rifkin
                                         --------------
                                         Jay Rifkin,
                                         Managing Member

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                                    Address

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                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(i) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) three hundred thirty-three thousand three hundred thirty-three (333,333) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) until one (1) year after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005
                                    Signature

                                    By:  /s/ Cesar Chatel
                                         --------------
                                         Cesar Chatel

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                                    Address

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                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(ii) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) six million (6,000,000) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) until two (2) years after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005

                                    Signature

                                    REBEL HOLDINGS, LLC

                                    By:  /s/ Jay Rifkin
                                         --------------
                                         Jay Rifkin,
                                         Managing Member

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                                    Address

                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(ii) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) six hundred sixty-six thousand six hundred sixty-seven (666,667) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) until two (2) years after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005

                                    Signature

                                    By:  /s/ Cesar Chatel
                                         --------------
                                         Cesar Chatel

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                                    --------------------------------------------
                                    --------------------------------------------

                                    Address

                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(iii) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) six million (6,000,000) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) of which 3,600,000 of the Escrow Performance Shares are a component of, until three (3) years after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005

                                    Signature

                                    REBEL HOLDINGS, LLC

                                    By:  /s/ Jay Rifkin
                                         --------------
                                         Jay Rifkin,
                                         Managing Member

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                                    Address

                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number

                                LOCK-UP AGREEMENT

      Pursuant to Section 2.1(c)(iii) of that certain Stock Purchase Agreement dated December 20, 2005 by and among Digicorp, a Utah corporation, Rebel Crew Films, Inc., a California corporation, Rebel Holdings, LLC, a California limited liability company, and Cesar Chatel (the "Stock Purchase Agreement"), the undersigned hereby agrees that he, she or it will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) six hundred sixty-six thousand six hundred sixty-seven (666,667) shares of Purchaser's Common Stock (as defined in the Stock Purchase Agreement) of which 400,000 of the Escrow Performance Shares are a component of, until three (3) years after the Closing Date (as defined in the Stock Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:      December 29, 2005

                                    Signature

                                    By:  /s/ Cesar Chatel
                                         --------------
                                         Cesar Chatel

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                                    Address

                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number